Exhibit 10.4

EXECUTION VERSION

L/C ISSUANCE AGREEMENT

Dated as of

June 13, 2006

Between

THE INTERPUBLIC GROUP OF COMPANIES, INC.

as Account Party,

and

MORGAN STANLEY CAPITAL SERVICES INC.

as L/C Issuer

TABLE OF CONTENTS
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			PAGE

ARTICLE 1
DEFINITIONS AND ACCOUNTING TERMS

Section	1.01.	Certain Defined Terms	1
Section	1.02.	Construction	5

ARTICLE 2
AMOUNTS AND TERMS OF LETTERS OF CREDIT

Section	2.01.	The Letters of Credit	5
Section	2.02.	Procedures for Issuance and Amendment of Letters of Credit	6
Section	2.03.	Payment of Funds by Backstop L/C Issuer; Return of Certain
	Funds to Account Party		7
Section	2.04.	Early Termination or Reduction of Letters of Credit	7
Section	2.05.	Amendment to Backstop Letters of Credit	8
Section	2.06.	Increased Costs	8
Section	2.07.	Transfer of Sterling Letter of Credit	9
Section	2.08.	Reimbursement Obligations	9

ARTICLE 3
CONDITIONS

Section	3.01.	Conditions Precedent to Effectiveness	11
Section	3.02.	Conditions Precedent to Issuances or Amendments to the
	Available Amount of the Letters of Credit		12

ARTICLE 4
REPRESENTATIONS AND WARRANTIES

Section	4.01.	Representations and Warranties of the Account Party	13

ARTICLE 5
MISCELLANEOUS

Section	5.01.	Amendments, Etc	14
Section	5.02.	Notices, Etc	14
Section	5.03.	No Waiver; Remedies	15
Section	5.04.	Binding Effect	15
Section	5.05.	Execution in Counterparts	15
Section	5.06.	Severability	15
Section	5.07.	Governing Law	15

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Section	5.08.	Jurisdiction, Etc	15
Section	5.09.	Indemnification	16
Section	5.10.	No Liability Regarding Letters of Credit	17
Section	5.11.	WAIVER OF JURY TRIAL	17

ii

L/C ISSUANCE AGREEMENT

Dated as of June 13, 2006

THE INTERPUBLIC GROUP OF COMPANIES, INC., a Delaware corporation (the “Account Party”) and MORGAN STANLEY CAPITAL SERVICES INC. (the “L/C Issuer”) agree as follows:

ARTICLE 1

DEFINITIONS AND ACCOUNTING TERMS

Section 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“Account Party” has the meaning specified in the introductory paragraph of this Agreement.

“Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. For purposes of this definition, the term “control” (including the terms “controlling”, “controlled by” and “under common control with”) of a Person means the possession, direct or indirect, of the power to vote 10% or more of the Voting Stock of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Stock, by contract or otherwise.

“Agreement” means this L/C Issuance Agreement dated as of June 13, 2006 between the Account Party and the L/C Issuer.

“Available Amount” of any Letter of Credit or Backstop Letter of Credit means, at any time, the maximum amount available to be drawn under such Letter of Credit or Backstop Letter of Credit at such time (assuming compliance at such time with all conditions to drawing).

“Available Amount Reduction Date” means, for any Letter of Credit, in connection with any Available Amount Reduction Notice delivered with respect to such Letter of Credit (a) on account of the delivery of an L/C Termination Notice pursuant to Section 2.16 of the Credit Agreement, the Fundamental Change Commitment Reduction Date (as defined in the Credit Agreement) and (b) otherwise, the fifth Business Day following the receipt by the Beneficiary of an Available Amount Reduction Notice.

“Available Amount Reduction Notice” means a notice of reduction in the Available Amount of any Letter of Credit delivered by the L/C Issuer to the applicable Beneficiary pursuant to Section 2.04(c).

“Backstop L/C Issuer” means ELF Special Financing Ltd., a Cayman Islands limited liability company.

“Backstop L/C Administrator” means Morgan Stanley Capital Services Inc., in its capacity as letter of credit administrator for the Backstop L/C Issuer.

“Backstop Letter of Credit” means the Sterling L/C Backstop Letter of Credit and each Dollar L/C Backstop Letter of Credit.

“Beneficiary” means (a) with respect to the Sterling Letter of Credit, Citibank, N.A. and its permitted transferees, each in its capacity as beneficiary thereunder and (b) with respect to any Dollar Letter of Credit, the beneficiary specified in such Dollar Letter of Credit.

“Business Day” means a day of the year other than a Saturday or a Sunday or a day on which banking institutions in New York City or Chicago, Illinois are authorized or required by law, regulation or executive order to close; provided, however, that if the applicable Business Day relates to any payment required to be made under the Sterling Letter of Credit, such day must also be a London Banking Day.

“Cash Collateral Account” means an account maintained by the L/C Issuer at Citibank, N.A. (or such other bank as shall be agreed in writing by the L/C Issuer and the Beneficiary from time to time) to which payments are required to be made under the Sterling L/C Backstop Letter of Credit in accordance with Section 2.03.

“Credit Agreement” means the Credit Agreement dated as of the date hereof among The Interpublic Group of Companies, Inc., as borrower, ELF Special Financing Ltd., as initial lender and letter of credit issuer, and Morgan Stanley Capital Services Inc., as administrative agent and letter of credit administrator.

“Corresponding Backstop Letter of Credit” means, (i) with respect to the Sterling Letter of Credit, the Sterling L/C Backstop Letter of Credit and (ii) with respect to any Dollar Letter of Credit, the Dollar L/C Backstop Letter of Credit issued or amended concurrently with, and for the purpose of backstopping, such Dollar Letter of Credit.

“Corresponding Letter of Credit” means (i) with respect to the Sterling L/C Backstop Letter of Credit, the Sterling Letter of Credit and (ii) with respect to any Dollar L/C Backstop Letter of Credit, the Dollar Letter of Credit in support of which such Dollar L/C Backstop Letter of Credit was issued.

“Dollar L/C Backstop Letter of Credit” means an irrevocable standby letter of credit denominated in Dollars issued by the Backstop L/C Issuer for the benefit of the L/C Issuer, in substantially the form of Exhibit B-2 hereto.

“Dollar Letter of Credit” means each irrevocable standby letter of credit denominated in Dollars issued by the L/C Issuer pursuant to this Agreement, in substantially the form of Exhibit A-2 and guaranteed by Morgan Stanley pursuant to a guarantee substantially in the form of Exhibit D hereto and includes the Effective Date Dollar Letter of Credit.

“Dollars” or “$” means the lawful currency of the United States.

“Early Termination Date” means, for any Letter of Credit (a) in connection with any Early Termination Notice delivered with respect to such Letter of Credit following delivery of an L/C Termination Notice pursuant to Section 2.05 or Section 6.02(b) of the Credit Agreement, the Termination Date (as defined in the Credit Agreement), (b) in connection with an Early Termination Notice delivered with respect to such Letter of Credit following delivery of an L/C Termination Notice pursuant to Section 2.16 of the Credit Agreement, the Fundamental Change Commitment Reduction Date and (c) otherwise in connection with any Early Termination Notice delivered with respect to such Letter of Credit, the fifth Business Day following the receipt by the Beneficiary of such Early Termination Notice.

“Early Termination Notice” means a notice of termination of any Letter of Credit delivered by the L/C Issuer to the applicable Beneficiary pursuant to Section 2.04(a)(a) or 2.04(b).

“Effective Date” has the meaning specified in Section 3.01.

“Effective Date Dollar Equivalent” of any amount denominated in Sterling means such amount multiplied by 1.8544.

“Effective Date Dollar L/C Initial Available Amount” means $56,900,000.

“Effective Date Dollar Letter of Credit” means the irrevocable standby letter of credit denominated in Dollars and issued by the L/C Issuer on the Effective Date, in substantially the form of Exhibit A-1 and guaranteed by Morgan Stanley pursuant to a guarantee substantially in the form of Exhibit D hereto.

“First Lien Security Agreement” means the Security Agreement dated as of the date hereof among ELF Special Financing Ltd., as lien grantor, and Morgan Stanley Capital Services Inc., as collateral agent.

“Letter of Credit” means the Sterling Letter of Credit and each Dollar Letter of Credit.

“L/C Availability Period” means the period commencing on the Effective Date and ending on the day that is the earlier of (i) 15 days prior to the Maturity Date and (ii) the date of effectiveness of a termination in whole of the Backstop L/C Issuer’s obligation to issue letters of credit under the Credit Agreement.

“L/C Issuer” has the meaning specified in the introductory paragraph of this Agreement.

“L/C Termination Notice” has the meaning specified in the Credit Agreement.

“London Banking Day” means a day on which commercial banks are open for business in London.

“Maturity Date” means June 1, 2009.

“Person” means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company or other entity, or a government or any political subdivision or agency thereof.

“Sterling” and “£” means the lawful currency of the United Kingdom.

“Sterling L/C Backstop Letter of Credit” means the irrevocable standby letter of credit denominated in Dollars issued by the Backstop L/C Issuer on the Effective Date for the benefit of the L/C Issuer, in substantially the form of Exhibit B-1 hereto.

“Sterling L/C Initial Available Amount” means £81,400,000.

“Sterling Letter of Credit” means the irrevocable transferable standby letter of credit denominated in Sterling and issued by the L/C Issuer on the Effective Date, in substantially the form of Exhibit A-1 and guaranteed by Morgan Stanley pursuant to a guarantee substantially in form of Exhibit D hereto.

“Voting Stock” means capital stock issued by a corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or Persons performing similar functions) of such Person.

Section 1.02. Construction. The definition of terms herein (including those incorporated by reference to another document) apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun includes the corresponding masculine, feminine and neuter forms. The words “include” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns, (c) the words “hereof”, “herein”, “hereunder” and words of similar import shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof and (d) article, section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified. The section headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation hereof in any respect.

ARTICLE 2

AMOUNTS AND TERMS OF LETTERS OF CREDIT

Section 2.01. The Letters of Credit. (a) The Sterling Letter of Credit. The L/C Issuer agrees, on the terms and conditions hereinafter set forth, to (i) issue on the Effective Date for the account of the Account Party the Sterling Letter of Credit in an initial Available Amount equal to the Sterling L/C Initial Available Amount and expiring on the Maturity Date and (ii) at the request of the Account Party and subject to the prior written consent of the Beneficiary, amend the Sterling Letter of Credit for the purpose of increasing or reducing the Available Amount thereof, from time to time on any Business Day during the L/C Availability Period; provided, however, that after giving effect to any such amendment, the Available Amount of the Sterling Letter of Credit shall not exceed the Sterling L/C Initial Available Amount.

(b)   Effective Date Dollar Letter of Credit. The L/C Issuer agrees, on the terms and conditions hereinafter set forth, to issue on the Effective Date for the account of the Account Party, the Effective Date Dollar Letter of Credit in an initial Available Amount equal to the Effective Date Dollar L/C Initial Available Amount and expiring on the Maturity Date.

(c)   Dollar Letters of Credit. The L/C Issuer agrees, from time to time on any Business Day during the L/C Availability Period on the terms and conditions hereinafter set forth, to (i) issue for the account of the Account Party one or more Dollar Letters of Credit and (ii) at the request of the Account Party and subject to the prior written consent of the applicable Beneficiary, amend one or more Dollar Letters of Credit previously issued by it for the purpose of increasing or reducing the Available Amount thereof; provided, however, that (i) there shall be no more than four Dollar Letters of Credit outstanding at any time and (ii) no Dollar Letter of Credit shall have an expiration date (including all rights of the Account Party or the applicable Beneficiary to require renewal) later than the Maturity Date.

Section 2.02. Procedures for Issuance and Amendment of Letters of Credit. (a) Issuance of Dollar Letters of Credit. Each Dollar Letter of Credit (other than the Effective Date Dollar Letter of Credit) shall be issued, as contemplated by Section 2.01(c), upon notice by the Account Party to the L/C Issuer, given not later than 11:00 a.m. (New York City time) on the fifth Business Day prior to the date of the proposed issuance of such Dollar Letter of Credit (or such shorter notice as the L/C Issuer may agree). Each such notice of issuance of a Dollar Letter of Credit shall be by telephone, confirmed immediately in writing or by facsimile, specifying therein the requested (i) date of issuance (which shall be a Business Day) of such Dollar Letter of Credit, (ii) Available Amount of such Dollar Letter of Credit and (iii) expiration date of such Dollar Letter of Credit (which shall comply with the requirements of Section 2.01(c)). If the requested form of such Dollar Letter of Credit (to the extent different from the form of Dollar Letter of Credit attached as Exhibit A-2 hereto) is acceptable to the L/C Issuer in its reasonable discretion, the L/C Issuer will, upon the satisfaction of the applicable conditions set forth in Article 3, make such Dollar Letter of Credit available at its offices referred to in Section 5.02 or as otherwise agreed with the Account Party in connection with such issuance.

(b)   Amendments to Letters of Credit. Each Letter of Credit shall be amended, in each case as contemplated by Section 2.01, upon notice by the Account Party to the L/C Issuer, given not later than 11:00 a.m. (New York City time) on the fifth Business Day prior to the proposed effective date of such amendment (or such shorter notice as the L/C Issuer may agree). Each such notice of amendment to a Letter of Credit shall be by telephone, confirmed immediately in writing or by facsimile, specifying therein the requested (i) Letter of Credit to be amended, (ii) effective date of the amendment thereof (which shall be a Business Day), and (iii) amount of the reduction or increase (as applicable) in the Available Amount of such Letter of Credit. If the requested form of such amendment (to the extent different from Exhibit C hereto) is acceptable to the L/C Issuer in its reasonable discretion, the L/C Issuer will, upon the satisfaction of the applicable conditions set forth in Article 3, subject to the prior written consent of the applicable Beneficiary, enter into such amendment.

Section 2.03. Payment of Funds by Backstop L/C Issuer; Return of Certain Funds to Account Party. The proceeds of any drawing under the Sterling L/C Backstop Letter of Credit shall be deposited directly into the Cash Collateral Account referred to in the Sterling L/C Backstop Letter of Credit. The L/C Issuer agrees for the benefit of the Account Party and the relevant Beneficiary that all amounts held in the Cash Collateral Account shall thereafter be applied as contemplated by the Sterling Letter of Credit. If the Sterling Letter of Credit expires undrawn and the funds held in the Cash Collateral Account are returned to the L/C Issuer as required by the terms of the Sterling Letter of Credit, the L/C Issuer shall pay to the Account Party, within two Business Days of the date of the L/C Issuer’s receipt of such funds, an amount equal to the funds so received by the L/C Issuer. The proceeds of any drawing under a Dollar L/C Backstop Letter of Credit shall be deposited directly into an account identified by the Beneficiary of the Corresponding Dollar Letter of Credit. Each such payment shall be deemed to constitute satisfaction of the L/C Issuer’s obligation to make payment under such Corresponding Dollar Letter of Credit to the extent of the amount so paid. As promptly as practicable after the Effective Date the L/C Issuer shall establish the Cash Collateral Account and shall notify the Account Party thereof.

Section 2.04. Early Termination or Reduction of Letters of Credit. (a) Termination of Dollar Letters of Credit. If, and only if, the L/C Issuer receives an L/C Termination Notice from the Backstop L/C Administrator on behalf of the Backstop L/C Issuer that purports to terminate any Dollar L/C Backstop Letter of Credit, the L/C Issuer shall promptly deliver an Early Termination Notice to the Beneficiary of the Corresponding Letter of Credit stating that the Corresponding Letter of Credit will be terminated with effect from the applicable Early Termination Date (which date shall be specified in such notice), and such Corresponding Letter of Credit shall automatically terminate with effect from such Early Termination Date, all in accordance with the terms of such Corresponding Letter of Credit.

(b)   Termination of Sterling Letter of Credit. If, and only if, (i) the L/C Issuer receives an L/C Termination Notice from the Backstop L/C Administrator on behalf of the Backstop L/C Issuer that purports to terminate the Sterling L/C Backstop Letter of Credit as a result of the occurrence of a Credit Event (as defined in the Credit Agreement) or (ii) a Credit Event shall occur at any time after the L/C Issuer shall have received an L/C Termination Notice from the Backstop L/C Administrator that fully terminated the Sterling L/C Backstop Letter of Credit, the L/C Issuer shall promptly deliver an Early Termination Notice to the Beneficiary stating that the Sterling Letter of Credit will be terminated with effect from the applicable Early Termination Date (which date shall be specified in such notice), and the Sterling Letter of Credit shall automatically terminate with effect from such Early Termination Date, all in accordance with the terms of the Sterling Letter of Credit.

(c)   Reduction of Dollar Letter of Credit. If, and only if, the L/C Issuer receives an L/C Termination Notice from the Backstop L/C Administrator on behalf of the Backstop L/C Issuer that purports to reduce the Available Amount of any Dollar L/C Backstop Letter of Credit by a particular amount, the L/C Issuer shall promptly deliver an Available Amount Reduction Notice to the Beneficiary of the Corresponding Letter of Credit stating that the Available Amount of the Corresponding Letter of Credit will be reduced by an equal amount with effect from the applicable Available Amount Reduction Date (which date shall be specified in such notice), and the Available Amount of such Corresponding Letter of Credit shall automatically be reduced by such amount with effect from the such Available Amount Reduction Date all in accordance with the terms of such Corresponding Letter of Credit.

Section 2.05. Amendment to Backstop Letters of Credit. The L/C Issuer agrees, on the terms and conditions hereinafter set forth at the request of the Account Party but subject to the prior written consent of the Backstop L/C Issuer (or the Backstop L/C Administrator on behalf of the Backstop L/C Issuer), to consent to any amendment of any Backstop Letter of Credit previously issued to it for the purpose of increasing or reducing the aggregate Available Amount thereof. A request for any such amendment to a Backstop Letter of Credit shall be given by the Account Party to the L/C Issuer not later than 11:00 a.m. (New York City time) on the fifth Business Day prior to the proposed effective date of such proposed amendment to such Backstop Letter of Credit (or such shorter notice as the L/C Issuer may agree). Each such request for an amendment to a Backstop Letter of Credit shall be by telephone, confirmed immediately in writing or by facsimile specifying the requested (i) Backstop Letter of Credit to be amended, (ii) date of the amendment thereof (which shall be a Business Day) and (iii) amount of the increase or reduction in the Available Amount of such Backstop Letter of Credit. If the requested form of such amendment (to the extent different from Exhibit C hereto) is acceptable to the L/C Issuer in its reasonable discretion, the L/C Issuer will, upon satisfaction of the applicable conditions set forth in Article 3, consent to the applicable amendment.

Section 2.06. Increased Costs. If, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation after the date hereof or (ii) compliance with any guideline or request issued after the date hereof by any governmental authority (whether or not having the force of law), there shall be any increase in the cost to the L/C Issuer of agreeing to issue or of issuing or maintaining any Letter of Credit (excluding changes in the basis of taxation of the overall net income or overall gross income by the United States or any political subdivision thereof), then the Account Party shall, from time to time, upon demand by the L/C Issuer, pay to the L/C Issuer additional amounts sufficient to compensate the L/C Issuer for such increased cost. A certificate as to the amount of such increased cost, submitted to the Account Party by the L/C Issuer, shall constitute prima facie evidence of such amounts.

Section 2.07. Transfer of Sterling Letter of Credit. The Sterling Letter of Credit may be transferred in its entirety, but not in part, and such transferred Sterling Letter of Credit may be successively transferred, in each case subject to the prior written consent of the L/C Issuer, not to be unreasonably withheld or delayed. The parties hereto agree to enter into such amendment or modification of this Agreement, the Sterling Letter of Credit and the Sterling L/C Backstop Letter of Credit as shall be necessary to give effect to any such transfer, subject to the satisfaction, if applicable in the case of any contemporaneous change in the Available Amount, of the conditions set forth in Article 3.

Section 2.08. Reimbursement Obligations. (a) Reimbursement Obligations under Letters of Credit. In the event that

(i)    the L/C Issuer shall have made any payment in respect of a drawing under any Letter of Credit (an “L/C Disbursement”);

(ii)   the L/C Issuer shall have presented a demand for payment under the Corresponding Backstop Letter of Credit (the “L/C Reimbursement Demand”) in an amount equal to (x) in the case of any L/C Disbursement under a Dollar Letter of Credit, the amount of such L/C Disbursement and (y) in the case of any L/C Disbursement under the Sterling Letter of Credit, the aggregate Available Amount of the Sterling Backstop Letter of Credit;

(iii) the L/C Issuer shall not have received payment from the Backstop L/C Issuer under such Corresponding Backstop Letter of Credit in an amount equal to the amount of such L/C Reimbursement Demand by the time required in such Corresponding Backstop Letter of Credit; and

(iv) there is a reasonable likelihood that the L/C Issuer will not recover such amount from the Backstop L/C Issuer (including, without limitation, pursuant to foreclosure on its security interest in any asset of the L/C Issuer), then the Account Party shall be obligated (such obligation the “Reimbursement Obligation”) to reimburse the L/C Issuer in an amount equal to (A) in the case of an L/C Disbursement under a Dollar Letter of Credit, the amount of the L/C Disbursement minus the amount, if any, received in respect of such L/C Reimbursement Demand and (B) in the case of an L/C Disbursement under the Sterling Letter of Credit, the Effective Date Dollar Equivalent of such L/C Disbursement minus the amount, if any, received in respect of such L/C Reimbursement Demand minus, any amount then held in the Cash Collateral Account. Such Reimbursement Obligation shall be payable, subject to paragraph (b) below, within 3 Business Days of receipt by the Account Party of a written demand therefor from the L/C Issuer.

(b)  Deferred Reimbursement Obligations. Notwithstanding anything to the contrary herein, in the event that any failure by the Backstop L/C Issuer to make any payment in connection with an L/C Reimbursement Demand within the time specified in the applicable Backstop Letter of Credit occurs as a result of the negligence or willful misconduct of the L/C Issuer or any of its Affiliates, then the Reimbursement Obligation (i) shall bear interest, for each day from and including the day on which such L/C Disbursement is made to but excluding the day on which the Account Party satisfies such Reimbursement Obligation in full, at the rate per annum applicable from time to time to Advances (as defined in the Credit Agreement) (or, if there shall be more than one Tranche (as defined in the Credit Agreement) of Advances, at a rate per annum equal to the weighted average Applicable Margin for all Tranches of Advances (as defined in the Credit Agreement)) and (ii) shall otherwise have terms (including as to maturity) identical to an Advance made to the Account Party, as borrower, under the Credit Agreement, assuming such Advance was made on the date of the applicable L/C Disbursement and in the amount of the applicable Reimbursement Obligation.

(c)   Subrogation. Upon payment in full to the L/C Issuer of any Reimbursement Obligation, the Account Party shall be subrogated to all of the L/C Issuer’s rights against the Backstop L/C Issuer in respect of the Backstop Letter of Credit, including without limitation the L/C Issuer’s rights under the Credit Agreement, the Backstop Letter of Credit and the First Lien Security Agreement. If the L/C Issuer shall, following payment in full of the Reimbursement Obligations, receive any payment from the Backstop L/C Issuer with respect to any L/C Reimbursement Demand, the L/C Issuer agrees to turn over any such payment to the Account Party within two Business Days of receipt.

(d)  Obligations Absolute. The obligations of the Account Party to reimburse the L/C Issuer for the amount of each L/C Disbursement as required by this Section 2.08 shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms hereof, under all circumstances whatsoever, including without limitation the following circumstances:

(i)    any lack of validity or enforceability of this Agreement or any Letter of Credit;

(ii)   any change in the time, manner or place of payment of any Letter of Credit;

(iii) the existence of any claim, setoff, defense or other right which the Account Party may have at any time against any Beneficiary or any transferee of any Letter of Credit (or any Person or entity for whom any such Beneficiary or any such transferee may be acting), the L/C Issuer, or any other Person, whether in connection with this Agreement, any Letter of Credit or any unrelated transaction;

(iv) any statement or any other document presented under any Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect;

(v)   payment by the L/C Issuer under a Letter of Credit against presentation of a draft or certificate that does not substantially comply with the terms of such Letter of Credit;

(vi)  any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any guarantee, for all or any of the obligations of the Account Party in respect of this Agreement or any Letter of Credit; or

(vii)  any other circumstance or happening whatsoever, whether or not similar to any of the foregoing that might, but for the provisions of this Section, constitute a legal or equitable discharge of the Account Party’s obligations under this Section 2.08.

ARTICLE 3

CONDITIONS

Section 3.01. Conditions Precedent to Effectiveness. This Agreement shall become effective on the first date (the “Effective Date”) on which the following conditions have been satisfied:

(a)   The L/C Issuer shall have received a counterpart of this Agreement executed by the Account Party.

(b)  The representations and warranties contained in Section 4.01 shall be true and correct on and as of the Effective Date.

(c)   The Account Party shall have paid to the L/C Issuer such fees with respect to this Agreement as shall have been agreed between the Account Party and the L/C Issuer prior to the date hereof.

(d)  The Sterling L/C Backstop Letter of Credit shall have been issued to the L/C Issuer and shall have an Available Amount of not less than the Effective Date Dollar Equivalent of the Sterling L/C Initial Available Amount and an expiration date not earlier than the expiration date of the Sterling Letter of Credit.

(e)   The Corresponding Dollar L/C Backstop Letter of Credit in respect of the Effective Date Dollar Letter of Credit shall have been issued to the L/C Issuer and shall have an Available Amount of not less than the Effective Date

Dollar L/C Initial Available Amount and an expiration date not earlier than the expiration of the Effective Date Dollar Letter of Credit.

Section 3.02. Conditions Precedent to Issuances or Amendments to the Available Amount of the Letters of Credit. The obligation of the L/C Issuer to (i) issue any Letter of Credit, (ii) amend any existing Letters of Credit to increase the Available Amount thereof, or (iii) amend any Backstop Letter of Credit to reduce the Available Amount thereof shall be subject to the conditions precedent that (and the delivery of any notice from the Account Party requesting any such issuance or amendment shall constitute a representation and warranty by the Account Party that on the date of such issuance or amendment such conditions shall have been satisfied, to the extent applicable):

(a)   The Effective Date shall have occurred.

(b)   The L/C Availability Period shall not have ended.

(c)   The representations and warranties contained in subsections (a)(i), (a)(ii), (b)(ii)(A), (d)(ii) and (f) of Section 4.01 are correct on and as of the date of such issuance or amendment (other than an amendment reducing the available amount of an any Letter of Credit), before and after giving effect to such issuance or amendment, as though made on and as of such date.

(d)   In the case of the issuance of any Dollar Letter of Credit after the Effective Date, the L/C Issuer shall have received, on or before the date of such issuance, a new Dollar L/C Backstop Letter of Credit, having an initial Available Amount of not less than the initial Available Amount of such Dollar Letter of Credit and an expiration date not earlier than the stated expiration date of such Dollar Letter of Credit.

(e)   In the case of any amendment increasing the Available Amount of any Letter of Credit:

(i)    in the case of any Dollar Letter of Credit, immediately after giving effect to such amendment, the Available Amount of such Dollar Letter of Credit shall not exceed the Available Amount of the Corresponding Backstop Letter of Credit; and

(ii)  in the case of the Sterling Letter of Credit, immediately after giving effect to such amendment, (x) the Effective Date Dollar Equivalent of the Available Amount of the Sterling Letter of Credit shall not exceed the Available Amount of the Sterling L/C Backstop Letter of Credit and (y) the Available Amount of the Sterling Letter of Credit shall not exceed the Sterling L/C Initial Available Amount.

(f)   In the case of any amendment reducing the Available Amount of any Backstop Letter of Credit:

(i)    in the case of any Dollar L/C Backstop Letter of Credit, immediately after giving effect to such amendment, the Available Amount of such Dollar L/C Backstop Letter of Credit will not be less than the Available Amount of the Corresponding Letter of Credit; and

(ii)  in the case of the Sterling L/C Backstop Letter of Credit, immediately after giving effect to such amendment, the Available Amount of the Sterling L/C Backstop Letter of Credit will not be less than the Effective Date Dollar Equivalent of the Available Amount of the Sterling Letter of Credit.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES

Section 4.01. Representations and Warranties of the Account Party. The Account Party represents and warrants, as of the Effective Date and as of the date on which such representation or warranty is deemed to have been made pursuant to Section 3.02(c), if applicable, as follows:

(a)   The Account Party (i) is a corporation duly organized, incorporated and validly existing under the laws of the State of Delaware, (ii) has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business and (iii) is in good standing under the laws of the State of Delaware.

(b)  The execution, delivery and performance by the Account Party of this Agreement and the consummation of the transactions contemplated hereby, (i) are within the Account Party’s corporate powers, have been duly authorized by all necessary corporate action, (ii) do not contravene, or constitute a default under, any provision of (A) applicable law or regulation or of the certificate of incorporation of the Account Party or (B) of any judgment, injunction, order, decree, material agreement or other material instrument binding upon the Account Party and (iii) do not result in the creation or imposition of any lien on any asset of the Account Party.

(c)   No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by the Account Party of this Agreement.

(d)  This Agreement (i) has been duly executed and delivered by the Account Party and (ii) is the legal, valid and binding obligation of the Account Party enforceable against the Account Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the rights of creditors generally and subject to general principles of equity.

(e)   Except as disclosed in the Account Party’s reports filed with the U.S. Securities and Exchange Commission prior to the Effective Date, there is no action, suit, investigation, litigation or proceeding pending against, or to the knowledge of the Account Party, threatened against the Account Party before any court or arbitrator or any governmental body, agency or official in which there is a significant probability of an adverse decision that purports to affect the legality, validity or enforceability of this Agreement or the consummation of the transactions contemplated hereby.

(f)   The Account Party is not an “investment company”, or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act of 1940, as amended.

ARTICLE 5

MISCELLANEOUS

Section 5.01. Amendments, Etc. No amendment to any provision of this Agreement shall be effective unless the same shall be in writing and signed by the parties hereto. No waiver of any provision of this Agreement, nor consent to any departure by the Account Party therefrom, shall in any event be effective unless the same shall be in writing and signed by the L/C Issuer, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

Section 5.02. Notices, Etc. Except as otherwise provided herein, all notices and other communications provided for hereunder shall be in writing (including facsimile communication) and mailed, telecopied or delivered, if to the Account Party, to it at its address at 1114 Avenue of the Americas, New York, New York 10036, Attention: Senior Vice President and Treasurer, Facsimile No.: 212-704-2229 (with a copy at the same address to the Senior Vice President and General Counsel); and if to the L/C Issuer, to it at its address at 1585 Broadway, 2nd Floor, New York, New York 10036, Attention: Structured Credit Products Group, Facsimile No.: (212) 507-8465. All such notices and communications shall, (a) when mailed or delivered, be effective when delivered and (b) when telecopied, be effective when telecopied.

Section 5.03. No Waiver; Remedies. No failure on the part of the L/C Issuer to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 5.04. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Account Party and the L/C Issuer and their respective successors and permitted assigns, except that the Account Party shall not have the right to assign its rights or duties hereunder or any interest herein without the prior written consent of the L/C Issuer.

Section 5.05. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 5.06. Severability. If any provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction then, to the fullest extent permitted by law, (i) such provision shall, as to such jurisdiction, be ineffective to the extent (but only to the extent) of such invalidity, illegality or unenforceability, (ii) the other provisions of this Agreement shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties thereto as nearly as may be possible and (iii) the invalidity, illegality or unenforceability of any such provision in any jurisdiction shall not affect the validity, legality or enforceability of such provision in any other jurisdiction.

Section 5.07. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Section 5.08. Jurisdiction, Etc. (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in the Borough of Manhattan, New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, if any, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. The Account Party hereby further irrevocably consents to the service of process in any action or proceeding in such courts by the mailing thereof by any party hereto by registered or certified mail, postage prepaid, to the Account Party at its address specified pursuant to Section 5.02. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement in the courts of any jurisdiction.

(b)  Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or federal court referred to in Section 5.08(a) above. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

Section 5.09. Indemnification. The Account Party agrees to indemnify and hold harmless the L/C Issuer, its Affiliates and their officers, directors, employees, agents and advisors (each, an “Indemnified Party”) from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation or proceeding or preparation of a defense in connection therewith) this Agreement or any Letter of Credit and any of the transactions contemplated herein, except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party’s gross negligence or willful misconduct; provided, however, that the indemnity provided in this Section 5.09 shall in no event (i) entitle an Indemnified Party to payment in respect of claims, damages, losses, liabilities or expenses of any kind that are governed by other provisions of this Agreement in excess of amounts (if any) to which such Indemnified Party is entitled pursuant to such provisions or (ii) apply to any claims, damages, losses, liabilities or expenses to the extent arising out of or relating to any hedging transactions entered into in connection with this Agreement or the Letters of Credit. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 5.09 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by the Account Party, its directors, shareholders or creditors or an Indemnified Party or any other Person or any Indemnified Party is otherwise a party thereto. The Account Party also agrees not to assert any claim for special, indirect, consequential or punitive damages against the L/C Issuer or any of its Affiliates, or any of their respective directors, officers, employees, attorneys and agents, on any theory of liability, arising out of or otherwise relating to this Agreement, any Letter of Credit and any of the transactions contemplated herein.

Section 5.10. No Liability Regarding Letters of Credit. None of the L/C Issuer nor any of its Affiliates, or the respective directors, officers, employees, agents and advisors of the L/C Issuer or such Affiliates, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder, or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the L/C Issuer; provided, however, that the foregoing shall not be construed to excuse the L/C Issuer from liability to the Account Party to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Account Party to the extent permitted by applicable law) suffered by the Account Party that are caused by the L/C Issuer’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof or any failure to honor a Letter of Credit where the L/C Issuer is, under applicable law, required to honor it. The parties hereto expressly agree that, as long as the L/C Issuer has not acted with gross negligence or willful misconduct, the L/C Issuer shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the L/C Issuer may, in its sole discretion, either (i) accept and make payment upon such documents without responsibility for further investigation or (ii) refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of any Letter of Credit.

Section 5.11. WAIVER OF JURY TRIAL. EACH OF THE ACCOUNT PARTY AND THE L/C ISSUER HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY LETTER OF CREDIT OR BACKSTOP LETTER OF CREDIT OR THE ACTIONS OF THE L/C ISSUER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF OR THEREOF.

                IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE INTERPUBLIC GROUP OF COMPANIES, INC., as Account Party
By:	/s/ Ellen Johnson
Name: Ellen Johnson
Title: Senior Vice Pres. & Treasurer

MORGAN STANLEY CAPITAL SERVICES INC., as L/C Issuer
By:	/s/ Madhu Philips
Name: Madhu Philips
Title: Vice President

EXHIBIT A-1

FORM OF

STERLING LETTER OF CREDIT

No. [___]

June 13, 2006

Citibank, N.A.

388 Greenwich Street – 21st floor

New York, NY 10013

Attention: Julio Ojea Quintana

Ladies and Gentlemen:

We, MORGAN STANLEY CAPITAL SERVICES INC. (the “L/C Issuer”), hereby establish, at the request and for the account of THE INTERPUBLIC GROUP OF COMPANIES, INC. (the “Account Party”), in your favor, as beneficiary (the “Beneficiary”), our Irrevocable Transferable Standby Letter of Credit No. [IPG__-__] in the amount of £[___] (the “Stated Amount”), that is available, effective immediately and expiring at 9:00 a.m. (New York City time) on the Termination Date (as defined below). For the purpose hereof “Sterling” and “£” mean the lawful currency of the United Kingdom.

This Letter of Credit has been issued in your favor in support of certain Sterling-denominated letters of credit that you or your affiliates may issue for the account of the Account Party from time to time (the “Beneficiary L/Cs”). We hereby irrevocably authorize you to draw on us, in a single drawing in the full amount of the Stated Amount and otherwise in accordance with the terms and conditions hereof, upon the receipt by us of (i) your draft, payable at sight and (ii) a certificate, in substantially the form of Annex A attached hereto, which shall be signed by one of your authorized representatives, in each case presented to the L/C Issuer on a day of the year other than a Saturday or a Sunday or a day on which banking institutions in New York City, Chicago, Illinois, or London, England, are authorized or required by law, regulation or executive order to close (a “Business Day”) on or before the termination hereof. “Termination Date” means the earliest of (a) June 1, 2009, (b) the Early Termination Date and (c) the date upon which any drawing (or deemed drawing) is fully funded hereunder (immediately after giving effect to such funding). “Early Termination Date” means the Business Day specified as the “Early Termination Date” in a notice of the termination of this Letter of Credit (an “Early Termination Notice”) provided to you (to the address and facsimile number specified below) not less than one Business Day prior to such specified date. Any such draft required to be

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delivered is referred to herein as a “Draft” and any such certificate required to be delivered is referred to herein as a “Certificate”.

Funds in Sterling under this Letter of Credit are available to you against your Draft and Certificate, each referring thereon to the number of this Letter of Credit, presented to the L/C Issuer at its office located at 1585 Broadway 2nd floor, New York NY 10036, Attention: Structured Credit Products, James J. Hill (Telephone: (212) 761-2514, Facsimile No.: (212) 507-8465), or such other person as shall be notified to you from time to time. If the L/C Issuer receives your Draft and Certificate, all in strict conformity with the terms and conditions of this Letter of Credit, not later than 9:00 a.m. (New York City time), on a Business Day prior to the termination hereof, we will honor the same by 5:00 p.m. (New York City time), on the same day in accordance with your payment instructions. If the L/C Issuer receives your Draft and Certificate at such office, all in strict conformity with the terms and conditions of this Letter of Credit, after 9:00 a.m. (New York City time) on a Business Day prior to the termination hereof, we will honor the same by 3:00 p.m. (New York City time) on the next succeeding Business Day in accordance with your payment instructions. Notwithstanding anything herein to the contrary, if the L/C Issuer shall have delivered an Early Termination Notice, the Beneficiary shall be deemed to have delivered, prior to 9:00 a.m. (New York City time) on the Early Termination Date, a Draft strictly complying with the terms and conditions of this Letter of Credit to draw an amount equal to the full Stated Amount hereof and any requirement hereunder for the delivery of any Certificate in connection therewith shall be waived. Multiple partial drawings under this Letter of Credit are not permitted.

Payment under this Letter of Credit shall be made by wire transfer of same-day funds to such account of the Beneficiary as the Beneficiary may notify to the L/C Issuer in writing from time to time.

This Letter of Credit shall terminate at 9:00 a.m. (New York City time) on the Termination Date.

If a demand for payment does not conform to the terms and conditions of this Letter of Credit, the L/C Issuer will notify you thereof by telecommunication, within a reasonable time after such delivery of such demand for payment (not to exceed the time permitted for honor of a conforming demand), and the L/C Issuer shall hold all documents at your disposal or, at your option, return the same to you. Dishonor of your demand shall not prejudice your right to cure and re-present documents or to make a later demand before the termination hereof.

This Letter of Credit shall be governed by the Uniform Customs and Practice For Documentary Credits (1993 Revision) International Chamber of Commerce No. 500 (the “UCP”). As to matters not governed by the UCP, such

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matters shall be governed by and construed in accordance with the laws of the State of New York.

Telecommunications hereunder shall be made by telecopy or by telephone to the numbers set forth or referred to below, and notices that may be personally delivered or mailed shall be made (a) if to the L/C Issuer, to it at the address set forth above or otherwise notified to you from time to time and (b) if to the Beneficiary, to it at Citibank, N.A., 388 Greenwich Street – 21st floor, Attn.: Julio Ojea Quintana, Telephone: 212-816-8497, Facsimile: 649-291-1783.

We agree that any action or proceeding relating in any way to this Letter of Credit may be brought and enforced in the courts of the State of New York located in the Borough of Manhattan, or, to the fullest extent permitted under applicable law, of the United States of America for the Southern District of New York. Legal process may be served in connection with any suit, action or proceeding to the addresses and in the manner set forth herein.

This Letter of Credit may be transferred in its entirety, but not in part, and such transferred Letter of Credit may be successively transferred, in each case subject to the prior written consent of the L/C Issuer.

In order to secure payment and performance of all of its obligations hereunder (the “Secured Obligations”), the L/C Issuer hereby (i) grants to the Beneficiary a continuing security interest in, and assigns its rights to all proceeds of, that certain Irrevocable Standby Letter of Credit No. [ ] issued on [__] to the L/C Issuer for the account of the Account Party by ELF Special Financing Ltd. (the “Backstop Letter of Credit”) (it being understood and agreed that such assignment shall be limited to an assignment of the “proceeds of a letter of credit” as defined in Section 5-114 of the Uniform Commercial Code as in effect from time to time in the State of New York (the “UCC”)) and all proceeds thereof and (ii) grants to the Beneficiary a continuing security interest in the Cash Collateral Account (as defined in the Backstop Letter of Credit) and any funds deposited therein from time to time and all proceeds thereof (the property in which a security interest is granted pursuant to the foregoing clauses (i) and (ii) the “Collateral”). Upon a default by the L/C Issuer in the payment or performance of any Secured Obligation, the Beneficiary may exercise any remedy available to it as a secured party under the UCC or other applicable law with respect to the Collateral. Upon (i) payment by the L/C Issuer of the amount of a drawing hereunder in accordance with the terms hereof or (ii) the termination or expiration of this Letter of Credit without a valid drawing having been made or deemed made hereunder, cash and other assets held in the Cash Collateral Account may be withdrawn by the L/C Issuer (and upon such withdrawal shall be automatically released from the security interest granted by this paragraph), and the Beneficiary agrees to pay over to the L/C Issuer all amounts then held in the Cash Collateral Account. Except as set forth in the preceding sentence, the L/C Issuer may not

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withdraw cash or other amounts held in the Cash Collateral Account from time to time.

Very truly yours,
MORGAN STANLEY CAPITAL SERVICES INC., as L/C Issuer
By:
Name:
Title:

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Acknowledged and agreed to by:

CITIBANK, N.A., as Beneficiary
By:
Name:
Title:

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Annex A

[Form of Certificate for Draft]

CERTIFICATE FOR DRAWING

Irrevocable Transferable Letter of Credit No. [IPG___-__]

The undersigned, a duly authorized representative of the undersigned Beneficiary, hereby certifies to Morgan Stanley Capital Services Inc. (the “L/C Issuer”), with reference to Irrevocable Standby Letter of Credit No. [___] (the “Letter of Credit”, the terms defined therein and not otherwise defined herein being used herein as therein defined) issued by the L/C Issuer in favor of the Beneficiary, as follows:

(a)	The Beneficiary is making a drawing under the Letter of Credit.
(b)	INSERT APPROPRIATE OPTION:

[A “Bankruptcy” (as defined in the 2003 ISDA Credit Derivative Definitions) has occurred with respect to The Interpublic Group of Companies, Inc. The amount of the Draft accompanying this Certificate is £[__], which equals the Stated Amount.]

OR

[1. [We have] [Our affiliate, [________] has] funded a drawing under the Irrevocable Standby Letter of Credit No. [__] issued on [__] to the beneficiary thereunder in an amount equal to £[___] (the “Beneficiary L/C Drawing Amount”).

2. The Account Party is obligated, and has failed to reimburse [us] [_______] for the Beneficiary L/C Drawing Amount within any applicable grace period (after the satisfaction of any conditions precedent to the commencement of such grace period or, if no grace period is specified, within three Grace Period Business Days (as defined in the 2003 ISDA Credit Derivative Definitions)) of the date when due.

3. The U.S. dollar equivalent of the Beneficiary L/C Drawing Amount, determined at the time of such failure to pay, exceeds US$1,000,000.

4. The amount of the Draft accompanying this Certificate is £[__], which equals the Stated Amount.]

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IN WITNESS WHEREOF, the undersigned has executed and delivered this Certificate as of the       day of           , 20[__].

[NAME OF BENEFICIARY]
By:
Name:
Title:

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EXHIBIT A-2

FORM OF

DOLLAR LETTER OF CREDIT

No. [___]

[__________]

[NAME OF BENEFICIARY]

[ADDRESS OF BENEFICIARY]

Attention: [______________]

Ladies and Gentlemen:

We, MORGAN STANLEY CAPITAL SERVICES INC. (the “L/C Issuer”), hereby establish, at the request and for the account of THE INTERPUBLIC GROUP OF COMPANIES, INC. (the “Account Party”), in your favor, as beneficiary (the “Beneficiary”), our Irrevocable Standby Letter of Credit No. [IPG__-__] in an amount equal to the Available Amount (as defined below), effective immediately and expiring at 10:00 a.m. (New York City time) on the Termination Date (as defined below). For the purpose hereof, “Dollar” and “$” mean the lawful currency of the United States.

This Letter of Credit has been issued in your favor in support of certain letters of credit that you or your affiliates may issue for the account of the Account Party from time to time (the “Beneficiary L/Cs”). The “Available Amount” under this Letter of Credit means, at any time, (a) $[         ] minus (b) the amount of any reduction in the Available Amount required pursuant to a notice (the “Available Amount Reduction Notice”) delivered by the L/C Issuer prior to such time, which reduction shall take effect at 10:00 a.m. (New York City time) on the Available Amount Reduction Date minus (c) without duplication of any reduction pursuant to clause (b), the amount of any drawing hereunder prior to such time. “Available Amount Reduction Date” means the date specified as the Available Amount Reduction Date in an Available Amount Reduction Notice delivered not later than one Business Day prior to such specified date.

We hereby irrevocably authorize you to draw on us, in accordance with the terms and conditions hereof, upon the receipt by us of (a) your draft, payable at sight and (b) a certificate, in substantially the form of Annex A attached hereto, which shall be signed by one of your authorized representatives, in each case presented to the L/C Issuer on a day of the year other than a Saturday or a Sunday or a day on which banking institutions in New York City or Chicago, Illinois are authorized or required by law, regulation or executive order to close (a “Business

A-2-1

Day”) on or before the termination hereof. “Termination Date” means the earlier of (a) [Not Later Than the Maturity Date] (the “Stated Expiration Date”) and (b) the Early Termination Date. “Early Termination Date” means the Business Day specified as the “Early Termination Date” in a notice of the termination of this Letter of Credit (an “Early Termination Notice”) provided to you (to the address and facsimile number specified below) not less than one Business Day prior to such specified date. Any such draft required to be delivered is referred to herein as a “Draft” and any such certificate required to be delivered is referred to herein as a “Certificate”.

Funds in Dollars under this Letter of Credit are available to you against your Draft and Certificate, each referring thereon to the number of this Letter of Credit, presented to the L/C Issuer at its office located at 1585 Broadway 2nd floor, New York NY 10036, Attention: Structured Credit Products, James J. Hill (Telephone: (212) 761-2514, Facsimile No.: (212) 507-8465), or such other person as shall be notified to you from time to time. If the L/C Issuer receives your Draft and Certificate, all in strict conformity with the terms and conditions of this Letter of Credit, not later than 10:00 a.m. (New York City time), on a Business Day prior to the termination hereof, we will honor the same by 5:00 p.m. (New York City time), on the same day in accordance with your payment instructions. If the L/C Issuer receives your Draft and Certificate at such office, all in strict conformity with the terms and conditions of this Letter of Credit, after 10:00 a.m. (New York City time) on a Business Day prior to the termination hereof, we will honor the same by 3:00 p.m. (New York City time) on the next succeeding Business Day in accordance with your payment instructions. Notwithstanding anything herein to the contrary, if the L/C Issuer shall have delivered an Available Amount Reduction Notice or an Early Termination Notice, the Beneficiary shall be deemed to have delivered, prior to 10:00 a.m. (New York City time), on the Available Amount Reduction Date or Early Termination Date, as applicable, a Draft strictly complying with the terms and conditions of this Letter of Credit to draw an amount equal to (a) in the case of an Early Termination Notice, the full Available Amount hereof and (b) in the case of an Available Amount Reduction Notice, the amount of the reduction in Available Amount set forth therein, and in either case any requirement hereunder for the delivery of any Certificate shall be waived. Multiple partial drawings under this Letter of Credit are permitted.

Payment under this Letter of Credit shall be made by wire transfer of Federal Reserve Bank of New York funds to (a) if such payment is made as a result of an actual delivery of your Draft and Certificate under this Letter of Credit, such account of the Beneficiary as the Beneficiary may notify to the L/C Issuer in writing from time to time, and (b) if such payment is made as a result of a deemed delivery of a Draft, such account of the Account Party as the Account Party may notify to the L/C Issuer in writing from time to time.

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Payments made to you under the Backstop Letter of Credit (defined below) shall be deemed to constitute satisfaction of the L/C Issuer’s obligation to make payment hereunder to the extent of the amount so paid.

This Letter of Credit shall terminate at 10:00 a.m. (New York City time) on the Termination Date.

If a demand for payment does not conform to the terms and conditions of this Letter of Credit, the L/C Issuer will notify you thereof by telecommunication, within a reasonable time after such delivery of such demand for payment (not to exceed the time permitted for honor of a conforming demand), and the L/C Issuer shall hold all documents at your disposal or, at your option, return the same to you. Dishonor of your demand shall not prejudice your right to cure and re-present documents or to make a later demand before the termination hereof.

This Letter of Credit shall be governed by the Uniform Customs and Practice For Documentary Credits (1993 Revision) International Chamber of Commerce No. 500 (the “UCP”). As to matters not governed by the UCP, such matters shall be governed by and construed in accordance with the laws of the State of New York.

Telecommunications hereunder shall be made by telecopy or by telephone to the numbers set forth or referred to below, and notices that may be personally delivered or mailed shall be made (a) if to the L/C Issuer, to it at the address set forth above or otherwise notified to you from time to time and (b) if to the Beneficiary, to it at [NAME AND ADDRESS OF BENEFICIARY], Attn.: [_______________], Telephone: [_____________], Facsimile No.: [_____________].

We agree that any action or proceeding relating in any way to this Letter of Credit may be brought and enforced in the courts of the State of New York located in the Borough of Manhattan, or, to the fullest extent permitted under applicable law, of the United States of America for the Southern District of New York. Legal process may be served in connection with any suit, action or proceeding to the addresses and in the manner set forth herein.

In order to secure payment and performance of all its obligations hereunder (the “Secured Obligations”), the L/C Issuer hereby grants to the Beneficiary a continuing security interest in, and assigns its rights to all proceeds of, that certain Irrevocable Standby Letter of Credit No. [ ] issued on [__] to the L/C Issuer for the account of the Account Party by ELF Special Financing Ltd. (the “Backstop Letter of Credit”) (it being understood and agreed that such assignment shall be limited to an assignment of the “proceeds of a letter of credit” as defined in Section 5-114 of the Uniform Commercial Code as in effect from time to time in the State of New York (the “UCC”)) and all proceeds thereof

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(collectively, the “Collateral”). Upon a default by the L/C Issuer in the payment or performance of any Secured Obligation, the Beneficiary may exercise any remedy available to it as a secured party under the UCC or other applicable law with respect to the Collateral.

Very truly yours,
MORGAN STANLEY CAPITAL SERVICES INC., as L/C Issuer
By:
Name:
Title:

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Annex A

[Form of Certificate for Draft]

CERTIFICATE FOR DRAWING

Irrevocable Letter of Credit No. [IPG___-__]

The undersigned, a duly authorized representative of the undersigned Beneficiary, hereby certifies to Morgan Stanley Capital Services Inc. (the “L/C Issuer”), with reference to Irrevocable Standby Letter of Credit No. [___] (the “Letter of Credit”, the terms defined therein and not otherwise defined herein being used herein as therein defined) issued by the L/C Issuer in favor of the Beneficiary, as follows:

(a)	The Beneficiary is making a drawing under the Letter of Credit.
(b)	INSERT APPROPRIATE OPTION:

(1)   [A drawing has been made under Beneficiary L/C No. [__] issued by the Beneficiary or one of its affiliates on [__] to [__]; the dollar equivalent of which is $[__]. The amount of the Draft accompanying this Certificate is equal to $[__]1, which does not exceed the Available Amount of $[__].]

OR

(2)   [The Draft and this Certificate are being delivered to you after the day that is three Business Days prior to the Stated Expiration Date because no other substitute arrangement has been made to support Beneficiary L/C No. [    ] issued by the Beneficiary or one of its affiliates on [     ] to [     ]. The amount of the Draft accompanying this Certificate is equal to $[__], which does not exceed the Available Amount of $[__].]

OR

(3)   [We have determined that the dollar equivalent of the [face amount] of the letters of credit supported by the Letter of Credit exceed the Available

_________________________

1 The amount of the draft should not be greater than the dollar equivalent of the amount of the drawing referred to in the preceding sentence.

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Amount of the Letter of Credit. The Account Party and/or the L/C Issuer has notified us that the Available Amount of the Letter of Credit will not be increased by an amount sufficient to eliminate such excess, and sufficient deposits to cash deposit accounts maintained by the Account Party with us to support such letters of credit have not been made within the time period required. The amount of the Draft accompanying this Certificate is equal to $[__], which does not exceed the Available Amount of $[__].]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Certificate as of the       day of           , 20[__].

By:
Name:
Title:

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EXHIBIT B-1

FORM OF

STERLING L/C BACKSTOP LETTER OF CREDIT

No. [___]

June 13, 2006

MORGAN STANLEY CAPITAL

SERVICES INC.

1585 Broadway, 2nd Floor

New York, New York 10036

Attention: James Hill

Ladies and Gentlemen:

We, ELF SPECIAL FINANCING LTD. (the “L/C Issuer”), hereby establish, at the request and for the account of THE INTERPUBLIC GROUP OF COMPANIES, INC. (the “Account Party”), in your favor, as beneficiary (the “Beneficiary”), our Irrevocable Standby Letter of Credit No. [IPG__-__] in the amount equal to the Available Amount (as defined below), effective immediately and expiring at 11:00 a.m. (New York City time) on the Termination Date (as defined below). For the purpose hereof, “Dollars” and “$” mean the lawful currency of the United States.

This Letter of Credit has been issued in your favor in support of that certain Irrevocable Transferable Standby Letter of Credit No. [__] that you will issue for the account of the Account Party on the date hereof (the “MSCS L/C”). The “Available Amount” under this Letter of Credit means, at any time, (a) $[__] minus (b) the amount of any reduction in the Available Amount required pursuant to a notice (an “Available Amount Reduction Notice”) delivered by the L/C Issuer prior to such time, which reduction shall take effect at 11:00 a.m. (New York City time) on the Available Amount Reduction Date minus (c) without duplication of any reduction pursuant to clause (b), the amount of any drawing hereunder prior to such time. “Available Amount Reduction Date” means the date specified as the Available Amount Reduction Date in an Available Amount Reduction Notice delivered not later than one Business Day prior to such specified date.

We hereby irrevocably authorize you to draw on us, in accordance with the terms and conditions hereof, upon the receipt by Morgan Stanley Capital Services Inc. (“MSCS”), as letter of credit administrator (in such capacity, the “L/C Administrator”), of (a) your draft, payable at sight and (b) a certificate, in

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substantially the form of Annex A attached hereto, which shall be signed by one of your authorized representatives, in each case presented to the L/C Administrator on a day of the year other than a Saturday or a Sunday or a day on which banking institutions in New York City or Chicago, Illinois are authorized or required by law, regulation or executive order to close (a “Business Day”) on or before the termination hereof. “Termination Date” means the earlier of (a) June 1, 2009 and (b) the Early Termination Date. “Early Termination Date” means the Business Day specified as the “Early Termination Date” in a notice of the termination of this Letter of Credit (an “Early Termination Notice”) provided to you (to the address and facsimile number specified below) not less than one Business Day prior to such specified date. Any such draft required to be delivered is referred to herein as a “Draft” and any such certificate required to be delivered is referred to herein as a “Certificate”.

Funds in U.S. dollars under this Letter of Credit are available to you against your Draft and Certificate, each referring thereon to the number of this Letter of Credit, presented to the L/C Administrator at its office located at 1585 Broadway 2nd floor, New York NY 10036, Attention: Structured Credit Products, James J. Hill (Telephone: (212) 761-2514, Facsimile No.: (212) 507-8465), or such other person as shall be notified to you from time to time. If the L/C Administrator receives your Draft and Certificate, all in strict conformity with the terms and conditions of this Letter of Credit, not later than 11:00 a.m. (New York City time), on a Business Day prior to the termination hereof, we will honor the same by 4:00 p.m. (New York City time), on the same day in accordance with the payment instructions set forth below. If the L/C Administrator receives your Draft and Certificate at such office, all in strict conformity with the terms and conditions of this Letter of Credit, after 11:00 a.m. (New York City time) on a Business Day prior to the termination hereof, we will honor the same by 2:00 p.m. (New York City time) on the next succeeding Business Day in accordance with the payment instructions set forth below. Notwithstanding anything herein to the contrary, if the L/C Issuer shall have delivered an Available Amount Reduction Notice or an Early Termination Notice, the Beneficiary shall be deemed to have delivered, prior to 11:00 a.m. (New York City time) on the Available Amount Reduction Date or the Early Termination Date, as applicable, a Draft strictly complying with the terms and conditions of this Letter of Credit to draw an amount equal to (i) in the case of an Early Termination Notice, the full Available Amount hereof and (ii) in the case of an Available Amount Reduction Notice, the amount of the reduction in Available Amount set forth therein, and in either case any requirement hereunder for the delivery of any Certificate shall be waived. Multiple partial drawings under this Letter of Credit are permitted.

Payment under this Letter of Credit shall be made by wire transfer of same day funds to an account in the name of MSCS maintained at Citibank, N.A. (or such other bank as shall be agreed in writing by the Beneficiary and the beneficiary of the MSCS L/C from time to time), which account is pledged to the

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beneficiary of the MSCS L/C (the “Cash Collateral Account”); provided, however, that if, prior to the date of such payment, the Beneficiary shall have paid the full amount of the MSCS L/C in accordance with the terms thereof, such payment shall be made to an account of the Beneficiary designated by the Beneficiary from time to time. Whenever the beneficiary of the MSCS L/C sends you and us notice identifying the MSCS account maintained at Citibank, N.A. (or such other bank as shall be agreed in writing by the Beneficiary and the beneficiary of the MSCS L/C from time to time) into which payment under this Letter of Credit is to be made, such identification shall be incorporated by reference as though fully set forth herein.

This Letter of Credit shall terminate at 11:00 a.m. (New York City time) on the Termination Date.

If a demand for payment does not conform to the terms and conditions of this Letter of Credit, the L/C Administrator will notify you thereof by telecommunication, within a reasonable time after such delivery of such demand for payment (not to exceed the time permitted for honor of a conforming demand), and the L/C Administrator shall hold all documents at your disposal or, at your option, return the same to you. Dishonor of your demand shall not prejudice your right to cure and re-present documents or to make a later demand on or before the termination hereof.

This Letter of Credit shall be governed by the Uniform Customs and Practice For Documentary Credits (1993 Revision) International Chamber of Commerce No. 500 (the “UCP”). As to matters not governed by the UCP, such matters shall be governed by and construed in accordance with the laws of the State of New York.

Telecommunications hereunder shall be made by telecopy or by telephone to the numbers set forth or referred to below, and notices that may be personally delivered or mailed shall be made (a) if to the L/C Administrator or the L/C Issuer, to the L/C Administrator at the address set forth above or otherwise notified to you from time to time with a copy to LaSalle Bank National Association, 181 West Madison Street, 32nd Floor, Chicago, Illinois, 60602, Attention: CDO Trust Services Group - ELF Special Financing Ltd., Telephone: (312) 904-0881, Facsimile No.: (312) 904-0524 and (b) if to the Beneficiary, to it at Morgan Stanley Capital Services Inc., 1585 Broadway, 2nd Floor, New York, New York 10036, Attn.: Structured Credit Products, Attention: James Hill, Telephone: (212) 761-2514, Facsimile No.: (212) 507-8465, or otherwise notified to you from time to time.

We agree that any action or proceeding relating in any way to this Letter of Credit may be brought and enforced in the courts of the State of New York located in the Borough of Manhattan, or, to the fullest extent permitted under

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applicable law, of the United States of America for the Southern District of New York. Legal process may be served in connection with any suit, action or proceeding to the addresses and in the manner set forth herein.

The Beneficiary, by its acceptance hereof, hereby covenants that it will not at any time institute against the L/C Issuer, or join any person in instituting against the L/C Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or any other similar proceedings under any Cayman Islands, United States federal or state, or other bankruptcy, insolvency or similar law in connection with any obligations of the L/C Issuer relating to this Letter of Credit until at least one year and one day (or any longer preference period under applicable law) has lapsed after the payment in full of all amounts payable in respect of this Letter of Credit; provided, however, that nothing in this paragraph shall preclude, or be deemed to estop, the Beneficiary from taking any action prior to the expiration of the aforementioned one year and one day period in any case or proceeding voluntarily filed or commenced by the L/C Issuer or in any involuntary insolvency proceeding filed or commenced against the L/C Issuer by any person other than the Beneficiary.

The obligations of the L/C Issuer hereunder constitute direct, limited recourse obligations of the L/C Issuer, and are payable only to the extent that funds are available from the assets or the proceeds of the assets of the L/C Issuer (the “Available Funds”). To the extent the Available Funds are insufficient to satisfy such obligations, such obligations will be extinguished. The Beneficiary hereby acknowledges and agrees that the L/C Issuer’s obligations hereunder will be solely the corporate obligations of the L/C Issuer and that the Beneficiary shall not have any recourse (in the absence of fraud or willful misconduct) against any of the directors, officers or employees of the L/C Issuer for any claims, losses, damages, liabilities, indemnities or other obligations whatsoever in connection with any transactions contemplated by hereby.

The L/C Issuer hereby consents to the assignment of the proceeds of this Letter of Credit by the Beneficiary to the beneficiary of the MSCS L/C to secure the obligations of the Beneficiary to such beneficiary under the MSCS L/C.

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Very truly yours,
ELF SPECIAL FINANCING LTD.
By: MORGAN STANLEY CAPITAL SERVICES INC., as L/C Administrator
By:
Name:
Title:

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Annex A

[Form of Certificate for Draft]

CERTIFICATE FOR DRAWING

Irrevocable Standby Letter of Credit No. [IPG___-__]

The undersigned, a duly authorized representative of the undersigned Beneficiary, hereby certifies to ELF Special Financing Ltd. (the “L/C Issuer”), with reference to Irrevocable Letter of Credit No. [___] (the “Letter of Credit”, the terms defined therein and not otherwise defined herein being used herein as therein defined) issued by the L/C Issuer in favor of the Beneficiary, as follows:

(a)	The Beneficiary is making a drawing under the Letter of Credit.
(b)

A draft has been presented under our Irrevocable Transferable Standby Letter of Credit No. [___] issued on [_____] for the account of The Interpublic Group of Companies, Inc. in an amount equal to ₤[______] (the “Sterling Draw Amount”) [which has been paid in full by [wire/SWIFT] transfer to account [____]][2]. The amount of the Draft accompanying this Certificate is $[______], which is the Sterling Draw Amount multiplied by 1.8544.

_________________________

2 Use bracketed payment in full language only if the Beneficiary has paid under the referenced letter of credit before drawing under this letter of credit.

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IN WITNESS WHEREOF, the undersigned has executed and delivered this Certificate as of the       day of           , 20[__].

MORGAN STANLEY CAPITAL SERVICES INC., as Beneficiary

By:
Name:
Title:

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EXHIBIT B-2

FORM OF

DOLLAR L/C BACKSTOP LETTER OF CREDIT

No. [___]

[___________]

MORGAN STANLEY CAPITAL

SERVICES INC.

1585 Broadway, 2nd Floor

New York, New York 10036

Attention: James Hill

Ladies and Gentlemen:

We, ELF SPECIAL FINANCING LTD. (the “L/C Issuer”), hereby establish, at the request and for the account of THE INTERPUBLIC GROUP OF COMPANIES, INC. (the “Account Party”), in your favor, as beneficiary (the “Beneficiary”), our Irrevocable Standby Letter of Credit No. [IPG__-__] in the amount equal to the Available Amount (as defined below), effective immediately and expiring at 11:00 a.m. (New York City time) on the Termination Date (as defined below). For the purpose hereof “Dollars” and “$” mean the lawful currency of the United States.

This Letter of Credit has been issued in your favor in support of that certain Irrevocable Standby Letter of Credit No. [    ] that you will issue for the account of the Account Party on the date hereof (the “MSCS L/C”). The “Available Amount” under this Letter of Credit means, at any time, (a) $[      ] minus (b) the amount of any reduction in the Available Amount required pursuant to a notice (an “Available Amount Reduction Notice”) delivered by the L/C Issuer prior to such time, which reduction shall take effect at 11:00 a.m. (New York City time) on the Available Amount Reduction Date minus (c) without duplication of any reduction pursuant to clause (b), the amount of any drawing hereunder prior to such time. “Available Amount Reduction Date” means the date specified as the Available Amount Reduction Date in an Available Amount Reduction Notice delivered not later than one Business Day prior to such specified date.

We hereby irrevocably authorize you to draw on us, in accordance with the terms and conditions hereof, upon the receipt by Morgan Stanley Capital Services Inc. (“MSCS”), as letter of credit administrator (in such capacity, the “L/C Administrator”), of (i) your draft, payable at sight and (ii) a certificate, in

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substantially the form of Annex A attached hereto, which shall be signed by one of your authorized representatives, in each case presented to the L/C Administrator on a day of the year other than a Saturday or a Sunday or a day on which banking institutions in New York City or Chicago, Illinois, are authorized or required by law, regulation or executive order to close (a “Business Day”) on or before the termination hereof. “Termination Date” means the earlier of (a) [Not Later Than The Maturity Date] and (b) the Early Termination Date. “Early Termination Date” means the Business Day specified as the “Early Termination Date” in a notice of the termination of this Letter of Credit (an “Early Termination Notice”) provided to you (to the address and facsimile number specified below) not less than one Business Day prior to such specified date. Any such draft required to be delivered is referred to herein as a “Draft” and any such certificate required to be delivered is referred to herein as a “Certificate”.

Funds in Dollars under this Letter of Credit are available to you against your Draft and Certificate, each referring thereon to the number of this Letter of Credit, presented to the L/C Administrator at its office located at 1585 Broadway 2nd floor, New York NY 10036, Attention: Structured Credit Products, James J. Hill (Telephone: (212) 761-2514, Facsimile No.: (212) 507-8465), or such other person as shall be notified to you from time to time. If the L/C Administrator receives your Draft and Certificate, all in strict conformity with the terms and conditions of this Letter of Credit, not later than 11:00 a.m. (New York City time), on a Business Day prior to the termination hereof, we will honor the same by 4:00 p.m. (New York City time), on the same day in accordance with the payment instructions set forth below. If the L/C Administrator receives your Draft and Certificate at such office, all in strict conformity with the terms and conditions of this Letter of Credit, after 11:00 a.m. (New York City time) on a Business Day prior to the termination hereof, we will honor the same by 2:00 p.m. (New York City time) on the next succeeding Business Day in accordance with the payment instructions set forth below. Notwithstanding anything herein to the contrary, if the L/C Issuer shall have delivered an Available Amount Reduction Notice or an Early Termination Notice, the Beneficiary shall be deemed to have delivered, prior to 11:00 a.m. (New York City time) on the Available Amount Reduction Date or the Early Termination Date, as applicable, a Draft strictly complying with the terms and conditions of this Letter of Credit to draw an amount equal to (i) in the case of an Early Termination Notice, the full Available Amount hereof and (ii) in the case of an Available Amount Reduction Notice, the amount of the reduction in Available Amount set forth therein, and in either case any requirement hereunder for the delivery of any Certificate shall be waived. Multiple partial drawings under this Letter of Credit are permitted.

Payment under this Letter of Credit shall be made by wire transfer of Federal Reserve Bank of New York funds to (i) if such payment is made as a result of an actual delivery of your Draft and Certificate, such account as the beneficiary of the MSCS L/C may notify the L/C Issuer from time to time and (ii)

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if such payment is made as a result of deemed delivery of a Draft, such account of the Account Party as the Account Party and the beneficiary of the MSCS L/C may notify the L/C Issuer from time to time; provided, however, that if, prior to the date of such payment, the Beneficiary shall have paid (i) in the case of a payment made as a result of an actual delivery of a Draft and Certificate, a corresponding amount under the MSCS L/C and (ii) otherwise, the full amount of the MSCS L/C, such payment shall be made to an account of the Beneficiary designated by the Beneficiary from time to time.

This Letter of Credit shall terminate at 11:00 a.m. (New York City time) on the Termination Date.

If a demand for payment does not conform to the terms and conditions of the Letter of Credit, the L/C Administrator will notify you thereof by telecommunication, within a reasonable time after such delivery of such demand for payment (not to exceed the time permitted for honor of a conforming demand), and the L/C Administrator shall hold all documents at your disposal or, at your option, return the same to you. Dishonor of your demand shall not prejudice your right to cure and re-present documents or to make a later demand before the termination hereof.

This Letter of Credit shall be governed by the Uniform Customs and Practice For Documentary Credits (1993 Revision) International Chamber of Commerce No. 500 (the “UCP”). As to matters not governed by the UCP, such matters shall be governed by and construed in accordance with the laws of the State of New York.

Telecommunications hereunder shall be made by telecopy or by telephone to the numbers set forth or referred to below, and notices that may be personally delivered or mailed shall be made (a) if to the L/C Administrator or the L/C Issuer, to the L/C Administrator at its address set forth above or otherwise notified to you from time to time with a copy to LaSalle Bank National Association, 181 West Madison Street, 32nd Floor, Chicago, Illinois, 60602, Attention: CDO Trust Services Group - ELF Special Financing Ltd., Telephone: (312) 904-0881, Facsimile No.: (312) 904-0524 and (b) if to the Beneficiary, to it at Morgan Stanley Capital Services Inc., 1585 Broadway, 2nd Floor, New York, New York 10036, Attn: Structured Credit Products, Attention: James Hill, Telephone: (212) 761-2514, Facsimile: (212) 507-8465 or otherwise notified to you from time to time.

We agree that any action or proceeding relating in any way to this Letter of Credit may be brought and enforced in the courts of the State of New York located in the Borough of Manhattan, or, to the fullest extent permitted under applicable law, of the United States of America for the Southern District of New York. Legal process may be served in connection with any suit, action or proceeding to the addresses and in the manner set forth herein.

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The Beneficiary, by its acceptance hereof, hereby covenants that it will not at any time institute against the L/C Issuer, or join any person in instituting against the L/C Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or any other similar proceedings under any Cayman Islands, United States federal or state, or other bankruptcy, insolvency or similar law in connection with any obligations of the L/C Issuer relating to this Letter of Credit until at least one year and one day (or any longer preference period under applicable law) has lapsed after the payment in full of all amounts payable in respect of this Letter of Credit; provided, however, that nothing in this paragraph shall preclude, or be deemed to estop, the Beneficiary from taking any action prior to the expiration of the aforementioned one year and one day period in any case or proceeding voluntarily filed or commenced by the L/C Issuer or in any involuntary insolvency proceeding filed or commenced against the L/C Issuer by any person other than the Beneficiary.

The obligations of the L/C Issuer hereunder constitute direct, limited recourse obligations of the L/C Issuer, and are payable only to the extent that funds are available from the assets or the proceeds of the assets of the L/C Issuer (the “Available Funds”). To the extent the Available Funds are insufficient to satisfy such obligations, such obligations will be extinguished. The Beneficiary hereby acknowledges and agrees that the L/C Issuer’s obligations hereunder will be solely the corporate obligations of the L/C Issuer and that the Beneficiary shall not have any recourse (in the absence of fraud or willful misconduct) against any of the directors, officers or employees of the L/C Issuer for any claims, losses, damages, liabilities, indemnities or other obligations whatsoever in connection with any transactions contemplated by hereby.

The L/C Issuer hereby consents to the assignment of the proceeds of this Letter of Credit by the Beneficiary to [name of beneficiary of MSCS L/C] to secure the obligations of the Beneficiary to [name of beneficiary of MSCS L/C] under the MSCS L/C.

Very truly yours,
ELF SPECIAL FINANCING LTD.
By: MORGAN STANLEY CAPITAL SERVICES INC., as L/C Administrator
By:
Name:
Title:

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Annex A

[Form of Certificate for Draft]

CERTIFICATE FOR DRAWING

Irrevocable Standby Letter of Credit No. [IPG___-__]

The undersigned, a duly authorized representative of the undersigned Beneficiary, hereby certifies to ELF Special Financing Ltd. (the “L/C Issuer”), with reference to Irrevocable Standby Letter of Credit No. [___] (the “Letter of Credit”, the terms defined therein and not otherwise defined herein being used herein as therein defined) issued by the L/C Issuer in favor of the Beneficiary, as follows:

(a)	The Beneficiary is making a drawing under the Letter of Credit.
(b)	INSERT APPROPRIATE OPTION:
A draft has been presented under our Irrevocable Standby Letter of Credit No. [___] issued by the Beneficiary in favor of [name of beneficiary under MSCS L/C] as beneficiary, in an amount equal to $[______][and which has been paid in full by [wire/SWIFT] transfer to account [____]][3]. The amount of the Draft accompanying this Certificate is $[___][4].

IN WITNESS WHEREOF, the undersigned has executed and delivered this Certificate as of the       day of           , 20[__].

MORGAN STANLEY CAPITAL SERVICES INC., as Beneficiary
By:
Name:
Title:

_________________________

3 Use bracketed payment in full language only if the Beneficiary has paid under the referenced letter of credit before drawing under this letter of credit.

4 The amount of the draft should not be greater than the amount of the drawing referred to in the preceding sentence.

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EXHIBIT C

FORM OF

LETTER OF CREDIT AMENDMENT

Reference is made to the Irrevocable Standby Letter of Credit No. ☐ (the “Letter of Credit”, the terms defined therein and not otherwise defined herein being used herein as therein defined) issued by Morgan Stanley Capital Services Inc. (the “L/C Issuer”), for the account of The Interpublic Group of Companies, Inc., in favor of [__] (the “Beneficiary”).

The parties hereto hereby agree that the [dollar figure] [Sterling figure] in clause (a) of the definition of Available Amount][Stated Amount] of the Letter of Credit is [increased][decreased] to [__].

MORGAN STANLEY CAPITAL SERVICES INC.
By:
Name:
Title:

[NAME OF BENEFICIARY]
By:
Name:
Title:

THE INTERPUBLIC GROUP OF COMPANIES, INC., as Account Party
By:
Name:
Title:

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EXHIBIT D

FORM OF

GUARANTEE

[___], 2006

To:	[___] (“Beneficiary”)

Ladies and Gentlemen: In consideration of Beneficiary’s agreement to issue letters of credit for the account of The Interpublic Group of Companies, Inc. subject to the receipt of certain letters of credit issued by Morgan Stanley Capital Services, Inc. (hereinafter "MSCS"), Morgan Stanley, a Delaware corporation (hereinafter "MS"), hereby irrevocably and unconditionally guarantees to Beneficiary, with effect from the date hereof, the due and punctual payment of all amounts payable by MSCS under Letter of Credit No. [__] dated [__], (as amended from time to time, the “Letter of Credit”) when the same shall become due and payable in accordance with the terms of such Letter of Credit and giving effect to any applicable grace period. Upon failure of MSCS punctually to pay any such amounts, and upon written demand by Beneficiary to MS at its address set forth in the signature block of this Guarantee (or to such other address as MS may specify in writing), MS agrees to pay or cause to be paid such amounts in the same currency and the same payment office as provided in the applicable Letter of Credit; provided that delay by Beneficiary in giving such demand shall in no event affect MS's obligations under this Guarantee.

MS hereby agrees that its obligations hereunder with respect to each Letter of Credit shall be unconditional and will not be discharged except by complete payment of the amounts payable under such Letter of Credit, irrespective of any claim as to such Letter of Credit’s validity, regularity or enforceability or the lack of authority of MSCS to execute or deliver such Letter of Credit; or any change in or amendment to such Letter of Credit; or any waiver or consent by Beneficiary with respect to any provisions thereof; or the absence of any action to enforce such Letter of Credit, or the recovery of any judgment against MSCS or of any action to enforce a judgment against MSCS under the Letter of Credit; any similar circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor generally.

MS hereby waives diligence, presentment, demand on MSCS for payment or otherwise (except as provided hereinabove), filing of claims, requirement of a

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prior proceeding against MSCS and protest or notice, except as provided for in any Letter of Credit with respect to amounts payable by MSCS thereunder. If at any time payment under any Letter of Credit is rescinded or must be otherwise restored or returned by Beneficiary upon the insolvency, bankruptcy or reorganization of MSCS or MS or otherwise, MS's obligations hereunder with respect to such payment shall be reinstated upon such restoration or return being made by Beneficiary.

MS represents to Beneficiary as of the date hereof:

1.            it is duly organized and validly existing under the laws of the jurisdiction of its incorporation and has full power and legal right to execute and deliver this Guarantee and to perform the provisions of this Guarantee on its part to be performed;

2.            its execution, delivery and performance of this Guarantee have been and remain duly authorized by all necessary corporate action and do not contravene any provision of its certificate of incorporation or by-laws or any law, regulation or contractual restriction binding on it or its assets;

3.            all consents, authorizations, approvals and clearances (including, without limitation, any necessary exchange control approval) and notifications, reports and registrations requisite for its due execution, delivery and performance of this Guarantee have been obtained from or, as the case may be, filed with the relevant governmental authorities having jurisdiction and remain in full force and effect and all conditions thereof have been duly complied with and no other action by, and no notice to or filing with, any governmental authority having jurisdiction is required for such execution, delivery or performance; and

4.            this Guarantee is its legal, valid and binding obligation enforceable against it in accordance with its terms except as enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' right or by general equity principles.

By accepting this Guarantee, Beneficiary agrees that MS shall be subrogated to all rights of Beneficiary against MSCS in respect of any amounts paid by MS pursuant to this Guarantee with respect to any Letter of Credit, provided that MS shall be entitled to enforce or to receive any payment arising out of or based upon such right of subrogation only to the extent that it has paid all amounts payable by MSCS under such Letter of Credit.

This Guarantee shall expire on the [earlier of the Maturity Date and the termination date of the applicable letter of credit]. Such expiration or termination shall not, however, affect or reduce MS's obligation hereunder for any liability of

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MSCS incurred with respect to transactions entered into by MSCS prior to such expiration or termination.

This Guarantee shall be governed by and construed in accordance with the laws of the State of New York. All capitalized terms not otherwise defined herein shall have the respective meanings assigned to them in the Letter of Credit.

MORGAN STANLEY

By:	__________________________________
Name:
Title:
Address:	1585 Broadway New York, NY 10036

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